EXHIBIT NO. 10.1


                       MIDAMERICAN ENERGY HOLDINGS COMPANY

                      LONG-TERM INCENTIVE PARTNERSHIP PLAN

                     AS AMENDED AND RESTATED JANUARY 1, 2003

                                  PLAN DOCUMENT

                       MIDAMERICAN ENERGY HOLDINGS COMPANY

                      LONG-TERM INCENTIVE PARTNERSHIP PLAN


                     ARTICLE I - PURPOSE AND EFFECTIVE DATE
                                 --------------------------

1.1  Purpose.
     --------
     The purpose of this Long-Term Incentive Partnership Plan (the "Plan") is to permit a select group of management employees of MidAmerican Energy Holdings Company and its subsidiaries to share insignificant increases in the value of the Company realized through the efforts of these individuals. It is intended that the Plan, by providing this award and deferral opportunity (U.S. only), will assist the Company in retaining and attracting individuals of exceptional ability and will act as an incentive to align their interests with those of the Company.

1.2  Effective Date.
     ---------------
     The Plan was effective as of March 14, 2000, with the changes herein effective January 1, 2003.


                            ARTICLE II - DEFINITIONS
                                         -----------

For the purpose of the Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

2.1  Base Salary.
     ------------
     "Base Salary" means the annual base salary rate payable to a Participant effective January 1 of the calendar year unless the Participant is a part of the CE U.K. pay review, in which case it is the annual base salary rate effective April 1 of the calendar year. For purposes of the Plan, Base Salary shall be calculated before reduction for any amounts deferred by the Participant pursuant to the Company's tax qualified plans which may be maintained under Section 401(k) or Section 125 of the Internal Revenue Code of 1986, as amended (the "Code"), or pursuant to the MidAmerican Energy Holdings Company Executive Voluntary Deferred Compensation Plan or any other non-qualified plan which permits the voluntary deferral of compensation. Inclusion of any forms of compensation other than such "wages" and deferred "wages" is subject to approval of the Chairman & CEO and the President.

2.2  Beneficiary.
     ------------
     "Beneficiary" means the person, persons or entity, as designated by the Participant, entitled under Article VII to receive any Plan benefits payable after the Participant's death.

2.3  Board.
     ------
     "Board" means the Board of Directors of the Company or any duly authorized committee.


2.4  Company.
     --------
     "Company" means MidAmerican Energy Holdings Company, a Des Moines Iowa based corporation, and any directly or indirectly affiliated subsidiary corporations, any other affiliate designated by the Board, or any predecessor or successor to the business of any thereof.

2.5  Determination Date.
     -------------------
     "Determination Date" means the last business day of each calendar month.

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2.6  Disability.
     -----------
     "Disability" means a physical or mental condition that prevents the Participant from satisfactorily performing the Participant's usual duties for the Company. The Chairman & CEO and the President shall determine the existence of Disability, in their sole reasonable discretion, and may rely on advice from a medical examiner satisfactory to them in making the determination.

2.7  Incentive Account(s).
     ---------------------
     "Incentive Account(s)" means the account or accounts maintained on the books of the Company with respect to each Incentive Award and used solely to calculate the amount which may be payable to each Participant under the Plan and shall not constitute a separate fund of assets. Participants may have more than one Incentive Account maintained on their behalf.

2.8  Incentive Award(s).
     -------------------
     "Incentive Award(s)" means the award determined and allocated under the terms of the Plan. Each Incentive Award(s) shall be designated by the year to which the award relates (the "Award Year") even though the value of the award may be determined and credited to a Participant's Incentive Account in a subsequent year. An example: The Year 2003 Incentive Award may relate to the performance of the Company over the calendar year 2003 (the Award
     Year), even though the Incentive Award will only be determinable in 2004.

2.9  Interest.
     ---------
     "Interest"  means  the  amount  credited  to each  Participant's  Incentive
     Account(s) on each Determination Date, which shall be based on the Valuation Funds chosen by the Investment Committee as provided in Section 2.16, below and in a manner consistent with Section 5.2. Such credits to a Participant's Incentive Account(s) may be either positive or negative to reflect the increase or decrease in value of the Incentive Account(s) in accordance with the provisions of this Plan.

2.10 Investment Committee.
     ---------------------
     "Investment Committee" means the Participants of the Plan in the current Award Year. The Investment Committee shall designate the investment of the entire balance of all awards in one or more of the Valuation Funds for the sole purpose of determining the amount of Interest to be credited or debited to each Incentive Account(s).

2.11 Net Income.
     -----------
     "Net Income" means the definition as applied under Generally Accepted Accounting Principles. The Chairman & CEO and the President may adjust Net Income for extraordinary and non-recurring events, when appropriate.

2.12 Nomination Committee.
     ---------------------
     "Nomination Committee" means a group of Participants appointed by the Chairman & CEO and the President each plan year for the purposes of recommending the Initial and Performance Allocations.

2.13 Participant.
     ------------
     "Participant" means any employee who is eligible, pursuant to Article III, below, to participate in this Plan, and who has been so notified by the Chairman & CEO and the President. Such employee shall remain a Participant in this Plan for any award that has been made until such time as all benefits payable for that specific Award Year have been paid in accordance with the provisions hereof. A Participant may have an Incentive Account(s) and not be chosen to participate in a subsequent Award Year. In addition, a Participant may be designated as an Associate Participant under the terms of this Plan, and the rights and benefits attributable to these Associate Participants shall be those attributable to Participants under this Plan, unless clearly set forth otherwise. An Associate Participant may also be referred to as an "Associate" which term shall have the same meaning in all respects as Associate Participant. Likewise, a Participant may alternatively be referred to as a "Partner" which term shall have the same meaning in all respects as Participant. The use of

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     the term  "Partner" is not intended to, and does not convey any  additional rights or responsibilities to a Participant.

2.14 Plan.
     -----
     "Plan" means this Long-Term Incentive Partnership Plan as amended from time to time.

2.15 Retirement.
     -----------
     "Retirement" means the termination of employment with the Company of the Participant after attaining age fifty-five (55) and five (5) years of service.

2.16 Valuation Funds.
     ----------------
     "Valuation Funds" means one or more of the independently established funds or indices that are identified and listed in Exhibit A. These Valuation Funds are used solely to calculate the Interest that is credited to each Incentive Account(s) in accordance with Article V, and does not represent, nor should it be interpreted to convey any beneficial interest on the part of the Participant in any specific asset or other property of the Company. The determination of the increase or decrease in the performance of each Valuation Fund shall be made by the Chairman & CEO and the President in their reasonable discretion by reference to the performance of such Valuation Funds. The Chairman & CEO and the President shall select the various Valuation Funds available to the Investment Committee pursuant to the Plan and shall set forth a list of these Valuation Funds attached hereto as Exhibit A, which may be amended from time to time at the discretion of the Chairman & CEO and the President.


                   ARTICLE III - ELIGIBILITY AND PARTICIPATION
                                 -----------------------------
3.1  Eligibility.
     ------------
     Eligibility to participate in the Plan shall be limited to those select key employees of the Company who are designated by the Chairman & CEO and the President from time to time. The Chairman & CEO and the President of the Company may designate certain key employees of the Company as Associate Participants to reflect their contributions to the success of the Company. Such Associate Participant may later be designated as a full Participant, in which event, the benefits due under this Plan, including any Allocations, shall be determined as set forth for a full Participant from the date specified.

3.2  Participation.
     --------------
     An employee's participation in the Plan for any Award Year shall be effective upon notification to the employee by the Chairman & CEO and the President.

                          ARTICLE IV - INCENTIVE AWARD
                                       ---------------

4.1  Annual Award.
     -------------
     Prior to the beginning of each year, the Chairman & CEO and the President shall determine whether an Incentive Award shall be granted for the current plan year. If an Incentive Award is granted, the Chairman & CEO and the President will establish the award categories based upon Net Income target goals or such other criteria, as they deem appropriate for the plan year. The amount of the Incentive Award shall be determined as described in the Plan Summary each plan year.

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4.2  Allocation of Points.
     --------------------
     The amount of each Incentive Award shall be allocated among the eligible Participants in the following manner:

     a)   Initial Point Allocation.
          -------------------------
          The Nomination Committee shall make recommendations to the Chairman & CEO and the President to allocate initial points among participants for that year. The Chairman & CEO and the President shall either accept these recommendations or make adjustments that may increase, decrease or eliminate any initial point allocation to any individual Participant. Any points that are not allocated to Participants may be either refunded to the Company or reallocated at a later date as initial points or performance points at the discretion of the Chairman & CEO and the President.

     b)   Performance Point Allocation.
          -----------------------------
          The Nomination Committee shall make recommendations to the Chairman & CEO and the President to allocate all, or a portion of, the remaining points for the Award Year, among the eligible Participants. The Chairman & CEO and the President shall either accept these recommendations or make adjustments that may increase, decrease or eliminate any such remaining point allocation to any individual Participant. Any award that is not allocated to Participants will be returned to the Company as an offset to Plan expenses.

     c)   Maximum Allocation.
          -------------------
          Notwithstanding the above, the dollar value of the sum of the Initial and Performance Allocations made on behalf of any Participant for any single Award Year shall not exceed one hundred fifty percent (150%) of that Participant's Base Salary for that Award Year.

4.3  Determination of Annual Awards.
     -------------------------------
     The dollar value of any Incentive Award shall be determined by the Chairman & CEO and the President as soon as practical after the close of the Award Year, but in no event shall the dollar value of the Award be determined later than March 1st of the year following the Award Year. The value of a Participant's share of any Incentive Award shall be credited to a Participant's Incentive Account(s) as of the day determined by the Chairman & CEO and the President but in no event shall the date be later than March 1st of the year following the Award Year. Interest shall be credited (or debited) on each Determination Date. Any distributions to a Participant shall reduce the Participant's Incentive Account(s) as of the date of such distribution.

4.4  Reduction of Awards.
     --------------------
     The Chairman & CEO and the President may, in their sole discretion, establish certain criteria that must be met for an Incentive Award to become effective. These criteria may include the achievement of certain safety performance goals, environmental, risk management or other goals established by the Chairman & CEO and the President. The determination of whether any applicable goals have been achieved with respect to an Incentive Award shall be determined by the Chairman & CEO and the President, as of the time that the dollar value of that Incentive Award is determined in Section 4.3 above.


                        ARTICLE V - INCENTIVE ACCOUNT(S)
                                    --------------------

5.1  Accounts.
     ---------
     The Company shall maintain a separate bookkeeping account on behalf of each Participant in the Plan for each Incentive Award. The value of any Incentive Award(s) allocated to each Participant plus any Interest earned thereon shall be added to such Participant's Incentive Account(s). These Incentive Accounts shall be used solely to

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     calculate the amount payable to each  Participant  under the Plan and shall not constitute a separate fund of assets.

5.2  Timing of Credits.
     ------------------
     The value of a Participant's share of any Incentive Award shall be credited to a Participant's Incentive Account as of the day determined by the Chairman & CEO and the President but in no event shall the date be later than March 1st of the year following the Award Year. Each Incentive Account(s) shall be increased or decreased by the Interest credited on each Determination Date as though the balance of that Incentive Account(s) as of the date Incentive Awards are credited to a Participant's Incentive Account, had been invested in the applicable Valuation Funds chosen by the Investment Committee. Any distributions to a Participant shall reduce the Participant's Incentive Account(s) as of the date of such distribution.

5.3  Vesting of Accounts.
     --------------------
     Each Participant shall be twenty percent (20%) vested in his or her Incentive Account at December 31st of the Award Year and an additional twenty percent (20%) for each subsequent year except that the Participant shall be considered to be one hundred percent (100%) vested in the event of Retirement or in the event of termination of service as a result of a Disability or death. Participants must be employed on December 31st to vest for the year. Vesting will not be prorated if termination occurs during the year except for Retirement, Disability or death.

5.4  Statement of Accounts.
     ----------------------
     The Company shall give to each Participant a statement showing the balances in the Participant's Incentive Account(s) no less frequently than on an annual basis.


                           ARTICLE VI - PLAN BENEFITS
                                        -------------

6.1  Normal Benefit.
     ---------------
     The balance of each Participant's Incentive Account(s) shall be paid no earlier than four (4) years, eleven (11) months from beginning of the Award Year and no later than the fifth anniversary of the beginning of the Award Year. Unless modified pursuant to Section 6.3 below, such amount shall be paid in the form of a lump sum.

6.2  Early Termination Benefit.
     --------------------------
     In the event that a Participant terminates service with the Company prior to the fifth anniversary of an Award Year, the Participant shall receive the vested portion of the Incentive Account(s) as of the most recent Determination Date, payable in a lump sum. The amount shall be paid as soon as practical after the termination of service, but in no event later than thirty (30) days from the date of termination.

6.3  Deferred Benefit (U.S. only).
     -----------------------------
     With respect to any Incentive Account, the Participant may elect, in a manner acceptable to the Company, to defer the receipt of certain benefits due under this Plan by filing an election to do so no later than December 15th after the third anniversary of the beginning of the Award Year relating to the Incentive Account to be deferred:

     a) Such election must be accepted by the Administrative Committee of the MidAmerican Energy Holdings Company Executive Voluntary Deferred Compensation Plan;

     b) The balance of the Incentive Account of the fifth anniversary of the Award Year shall be transferred to the MidAmerican Energy Holdings Company Executive Voluntary Deferred Compensation Plan as of that date and shall thereafter be subject to the terms and conditions of that plan;

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     c)   Such an election  shall only permit the  deferral of benefits  payable under Section 6.1 above, and shall not defer the receipt of benefits payable under any other provision of the Plan; and

     d)   The  acceptance  of such an  election  shall  completely  satisfy  and discharge all obligations on the part of the Company to the Participant (and the Participant's Beneficiary) with respect to such Incentive Account, and the Participant's (and Participant's Beneficiary's) rights under the Plan with respect to such Incentive Account shall terminate.

          An example: A Participant may elect to defer the receipt of his Year 2003 Incentive Account by filing an election to do so prior to December 15, 2006. If such election is in a form acceptable to the Company and the election is accepted by the Administrative Committee of the MidAmerican Energy Holdings Company Executive Voluntary Deferred Compensation Plan, the balance of the vested portion of that plan year Incentive Account as of December 31, 2007, shall be considered to be transferred to the MidAmerican Energy Holdings Company Executive Voluntary Deferred Compensation Plan as of that date, and all obligations with respect to the Year 2003 Incentive Account for that Participant shall be deemed to be satisfied.

6.4  Death Benefit.
     --------------
     In the event of the death of a Participant prior to complete payment of any Incentive Account(s), the Participant's Beneficiary shall receive the remaining, vested balance of the Incentive Account(s) determined as if the Participant had terminated service as of the date of death. Such amounts shall be paid in a lump sum as soon as practical after the death of the Participant, but in no event later than thirty (30) days from the date of the Participant's death.

6.5  Withholding and Payroll Taxes.
     ------------------------------
     The Company shall withhold from any payment made pursuant to the Plan any taxes required to be withheld from such payments under law. A Beneficiary, however, may elect not to have withholding of federal income tax pursuant to Section 3405(a)(2) of the Code, or any successor provision thereto (U.S.
     only).

6.6  Payment to Guardian.
     --------------------
     If a Plan benefit is payable to a minor, a person declared incompetent or a person incapable of handling the disposition of the property, the Company may direct payment to the guardian, legal representative or person having the care and custody of such minor or person. The Company may require proof of incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

6.7  Effect of Payment.
     ------------------
     The full payment of the applicable benefit under this Article VI shall completely discharge all obligations on the part of the Company to the Participant (and the Participant's Beneficiary) with respect to the operation of the Plan, and the Participant's (and Participant's Beneficiary's) rights under the Plan shall terminate.


                      ARTICLE VII - BENEFICIARY DESIGNATION
                                    -----------------------

7.1  Beneficiary  Designation.
     -------------------------
     Each Participant shall have the right, at any time, to designate one (1) or more persons or entities as Beneficiary (both primary as well as secondary) to whom benefits under the Plan shall be paid in the event of Participant's death prior to complete distribution of the Participant's Incentive Account(s) balance. Each Beneficiary designation

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     shall be in a written form prescribed by the Company and shall be effective only when filed with the Company during the Participant's lifetime.

7.2  Changing Beneficiary.
     ---------------------
     Any Beneficiary designation may be changed by a Participant without the consent of the previously named Beneficiary by the filing of a new Beneficiary designation with the Company. The filing of a new designation shall cancel all designations previously filed.

7.3  Change in Marital Status.
     -------------------------
     If the Participant's marital status changes after the Participant has designated a Beneficiary, the following shall apply until such time as the Participant submits a revised Beneficiary form.

     a) If the Participant is married at death but was unmarried when the designation was made, the designation shall be void.

     b) If the Participant is unmarried at death but was married when the designation was made:

          i) The designation shall be void if the former spouse was named as Beneficiary.

          ii) The designation shall remain valid if the spouse was not named and a non-spouse Beneficiary was named.

     c) If the Participant was married when the designation was made and is married to a different spouse at death:

          i) The designation shall be void if the former spouse was named as Beneficiary.

          ii) The designation shall remain valid if the former spouse was not named and a non-spouse Beneficiary was named.

7.4  No Beneficiary Designation.
     ---------------------------
     If any Participant fails to designate a Beneficiary in the manner provided above, if the designation is void, or if the Beneficiary designated by a deceased Participant dies before the Participant or before complete distribution of the Participant's benefits, the Participant's Beneficiary shall be the person in the first of the following classes in which there is a survivor:

     a)   The Participant's surviving spouse;

     b) The Participant's children (including stepchildren) in equal shares, except if any of the children predeceases the Participant but leaves surviving issue, then such issue shall take by right of representation the share the deceased child would have taken if living;

     c)   The Participant's estate.

7.5  Effect of Payment.
     ------------------
     Payment to Beneficiary shall completely discharge the Company's obligations under the Plan and the Company may require a release to that effect from the Beneficiary prior to the distribution.


                          ARTICLE VIII - ADMINISTRATION
                                         --------------

8.1  Binding Effect of Decisions.
     ----------------------------
     The decision or action of the Chairman & CEO and the President with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations

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     promulgated  hereunder  shall be final,  conclusive  and  binding  upon all persons having any interest in the Plan.


                          ARTICLE IX - CLAIMS PROCEDURE
                                       ----------------

9.1  Claim.
     ------
     Any person or entity claiming a benefit, requesting an interpretation or ruling under the Plan (hereinafter referred to as "Claimant"), or requesting information under the Plan shall present the request in writing to the Chairman & CEO and the President, who shall respond in writing as soon as practical. The decision shall be in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

9.2  Denial of Claim.
     ----------------
     If the claim or request is denied, the written notice of denial shall state:

     a) The reasons for denial, with specific reference to the Plan provisions on which the denial is based;

     b) A description of any additional material or information required and an explanation of why it is necessary; and

     c)   An explanation of the Plan's claim review procedure.

9.3  Final Decision.
     ---------------
     The decision on review shall normally be made within sixty (60) days after receipt of Claimant's claim or request. If an extension of time is required for a hearing or other special circumstances, the Claimant shall be notified and the time limit shall be one hundred twenty (120) days.


                  ARTICLE X - AMENDMENT AND TERMINATION OF PLAN
                              ---------------------------------

10.1 Amendment.
     ----------
     The Board may at any time amend the Plan by written instrument, notice of which is given to all Participants and to any Beneficiary receiving payments, except that no amendment shall reduce any vested benefit or the amount accrued in any Incentive Account(s) or any deferral election as of the date such notice of the amendment is given.

10.2 Company's Right to Terminate.
     -----------------------------
     The Board may at any time partially or completely terminate the Plan by written instrument, notice of which is given to all Participants and to any Beneficiary receiving payments if, in its judgment, the tax, accounting or other effects of the continuance of the Plan, or potential payments would not be in the best interests of the Company provided that no such termination shall reduce any vested benefit and the amount accrued in any Incentive Account(s) or any deferral election as of the date such notice of termination is given.

10.3 Partial Termination.
     --------------------
     The Board may partially terminate the Plan and if such a partial termination occurs, the Plan shall continue to operate and be effective with regard to Incentive Awards allocated prior to the effective date of such partial termination.

10.4 Payment on Termination.
     -----------------------
     In the event of a complete or partial termination hereunder, the Plan shall cease to operate or as to a partial termination, the Plan shall cease only with respect to the part terminated and the Company shall distribute each Incentive Account(s) to the appropriate Participant or Beneficiary. Payment shall be made as a lump sum within thirty (30) days of Plan termination unless deferral elections are effective, in which case payments shall be made to a Participant's (or Beneficiary's) account in such deferral plan.

                           ARTICLE XI - MISCELLANEOUS
                                        -------------

11.1 Unfunded Plan.
     --------------
     The Plan is an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore is exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. Accordingly, the Board may terminate the Plan and make no further benefit payments or remove certain employees as Participants if it is determined by the United States Department of Labor, a court of competent jurisdiction, or an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3 (2) of ERISA (as currently in effect or hereafter amended) which is not so exempt.

11.2 Company Obligation.
     -------------------
     The obligation to make benefit payments to any Participant under the Plan shall be an obligation solely of the Company.

11.3 Unsecured  General  Creditor.
     -----------------------------
     Notwithstanding any other provision of the Plan, Participants and Participants' Beneficiaries shall be unsecured general creditors, with no secured or preferential rights to any assets of the Company or any other party for payment of benefits under the Plan. Any property held by the Company for the purpose of generating the cash flow for benefit payments shall remain its general, unpledged and unrestricted assets. The Company's obligation under the Plan shall be an unfunded and unsecured promise to pay money in the future.

11.4 Trust Fund.
     ------------
     The Company shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Company may establish one (1) or more trusts for the purpose of assisting in the payment of such benefits. Although such a trust shall be irrevocable, its assets shall be held for payment of all the Company's general creditors in the event of insolvency. To the extent any benefits provided under the Plan are paid from any such trust, the Company shall have no further obligation to pay them. If not paid from the trust, such benefits shall remain the obligation of the Company.

11.5 Nonassignability.
     -----------------
     Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt of the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable except only pursuant to the designated Beneficiary in the event of death or Disability or pursuant to a legal will or the laws of intestate succession. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

11.6 Not a Contract of Employment.
     -----------------------------
     The Plan shall not constitute a contract of employment between the Company and the Participant. Nothing in the Plan shall give a Participant the right to be retained in the service of the Company or to interfere with the right of the Company to discipline or discharge a Participant at any time.

11.7 Protective Provisions.
     ----------------------
     A Participant will cooperate with the Company by furnishing any and all information requested by the Company, in order to facilitate the payment of benefits hereunder.

11.8 Governing Law.
     --------------
     The provisions of the Plan shall be construed and interpreted according to the laws of the State of Iowa, except as preempted by federal law.

11.9 Validity.
     ---------
     If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

11.10 Notice.
      -------
     Any notice required or permitted under the Plan shall be sufficient if in writing and hand delivered or sent by registered or certified mail. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Mailed notice to the Chairman & CEO and the President shall be directed to the Company's address. Mailed notice to a Participant or Beneficiary shall be directed to the individual's last known address in the Company's records.

11.11 Successors.
      -----------
     The provisions of this Plan shall bind and inure to the benefit of the Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Company, and successors of any such corporation or other business entity.

11.12 Taxing Authority.
      -----------------
     If a Participant is subject to a taxing authority or jurisdiction which would cause an Incentive Account to be recognized and taxed as income by that authority or jurisdiction prior to the time it would otherwise be payable under the terms of the Plan, then the provisions of the Plan, as applied to that Participant, shall be modified such that if the Participant is terminated for cause, as defined by the Chairman & CEO and the President, prior to the time an Incentive Account is payable, the Participant shall be considered zero percent (0%) vested in such award and the entire Incentive Account shall be forfeited.


                                   MidAmerican Energy Holdings Company




                                   BY: /s/ Gregory E. Abel
                                       ---------------------
                                           Gregory E. Abel

                                   DATED: May 8, 2003
                                          ------------------

                       MIDAMERICAN ENERGY HOLDINGS COMPANY

                      LONG-TERM INCENTIVE PARTNERSHIP PLAN

                                    EXHIBIT A

Following are the Valuation Funds as of January 1, 2003:

o    Russell 1000 Value Index (Large Cap Value)

o    S&P 500 Index [dividends reinvested] (Large Cap Core)

o    Russell 1000 Growth Index (Large Cap Growth)

o    Russell 2000 Value Index (Small Cap Value)

o    Russell 2000 Growth Index (Small Cap Growth)

o    Morgan Stanley EAFE Index (International)

o    Lehman Brothers Aggregate Bond Index (Core Bond)

o Average of the one-year Treasury Bill constant maturity each October 15 (or the preceding business day if a holiday or weekend) of the prior year. (Stable Value)

The Company reserves the right to change the Valuation Funds at any time pursuant to the Plan.